November 20, 2013 Analyst / Investor Conference Exhibit 99.1

Additional Information for Shareholders
In connection with the proposed merger, Old National Bancorp will file with the Securities and Exchange
Commission (SEC) a Registration Statement on Form S-4 that will include a Proxy Statement of Tower
Financial Corporation and a Prospectus of Old National Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the
Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Old National Bancorp and Tower Financial Corporation, may be
obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old National Bancorp at www.oldnational.com under the tab “Investor Relations” and then under the heading “Financial Information” or from Tower Financial Corporation by accessing Tower
Financial Corporation’s website at www.towerbank.net under the tab “Investor Relations” and then under the heading “SEC Filings.”
Old National Bancorp and Tower Financial Corporation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Tower Financial
Corporation in connection with the proposed merger. Information about the directors and executive officers of Old National Bancorp is set forth in the proxy statement for Old National’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 15, 2013. Information about the directors and executive officers of Tower Financial Corporation is set forth in the proxy statement for
Tower Financial Corporation’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule
14A on March 28, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy
Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Disclosures
Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995.  These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefit and other effects of the proposed merger.  Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,”
“intend,” “could” and “should,” and other words of similar meaning.  These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.  Factors that might cause such a difference include, but are not limited to: market, economic, operational, liquidity, credit and interest rate risks associated with Old
National's business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan, including the proposed acquisition of Tower Financial Corporation, and to satisfy the items addressed in Old National’s Consent Order with the Office of the
Comptroller of the Currency; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of Old National’s internal controls, failure or disruption of our information systems; failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; other matters discussed in this presentation and other factors identified in the
Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission.  These forward-
looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures
These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including
amounts, that are excluded from the most directly comparable measure so calculated and presented.   In this regard, GAAP
refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, Old
National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Rules of the Day
There are no dumb questions
but no guarantees on the answers.
We will follow Reg FD,
so try and stump us.
We guarantee an answer
to you in 23 hours!
You’ll get a chance to meet a lot of Old National Management, besides Bob Jones!
Rudely interrupt anytime,
no need to raise your hand.

Agenda
What you heard in 2010/What you will hear today – Bob Jones
Value of the ONB Franchise – Bob Jones
Organic Growth Opportunities Panel – Carrie Ellspermann, Ken
Ellspermann, Tom Flynn & Barbara Murphy
Enterprise Risk Management Panel – Dennis Heishman, Daryl
Moore, Candice Rickard & Chris Wolking
Ongoing Efficiency Efforts Panel – Dean Happe, John Kamin,
Randy Reichmann & Chris Wolking
M&A Process Panel – Mark Bradford, Dan Doan, Jim Ryan & Julie
Williams
Our Associates: Our Most Important Asset Panel – Julie McCarty,
Jim Sandgren, Kathy Schoettlin & Wendy Scott

Our strategy: Basic, Community Banking
Know who we are and who we are not
Conservative credit
Transparency
Our focus:
Reduce cost
Focus on sales
Improve net interest margin
Maintain liquidity
Prepare for rising rates
Capital is king
Execute M&A plan
What You Heard in 2010

Our strategy remains the same: Basic, Community Banking
Know who we are and who we are not
Conservative credit
Transparency
Consistency
Our focus continues on:
Growing revenue
Reducing cost
Improving the net interest margin
Maintaining liquidity
Benefiting from rising rates
Managing capital effectively
Executing on M&A
What You Will Hear Today

8 8

9 Commitment to Excellence 9

Dominant Market Share
MSA
Market
Rank
Deposit
Market
Share
Bloomington, IN 1 21.9%
Central City, KY 1 38.3%
Evansville, IN 1 30.7%
North Vernon, IN 1 32.4%
Columbus, IN 2 18.3%
Jasper, IN 2 23.9%
Madisonville, KY 2 17.9%
Terre Haute, IN 2 13.1%
Vincennes, IN 2 25.7%
Washington, IN 2 28.2%
Old National has banking centers
across the four-state area. In the
markets below, Old National ranks
first or second in deposit share.
Source: SNL Financial June 2013 FDIC summary of
deposit data.

11 2004 2013 11 Transforming Old National’s Landscape

12
Adding Markets with Greater Populations
2004 2013
Bloomington, IN
195,386
Kalamazoo, MI
328,709
South Bend, IN
319,575
>50k <50k
Indianapolis, IN
1,782,614
Counties with Populations
Columbus, IN
77,943
Ft. Wayne, IN
421,029
Lafayette, IN
205,437
Louisville, KY
1,295,890
Market
MSA Population

Change in Deposits: ONB’s Top 20 Most Populated MSAs
Population
Rank MSA
2012
Population
Actual
2004
Deposits
($000's)
2013 Deposits
($000's)
Change in
Deposits
($000's)
1 Indianapolis-Carmel, IN 1,782,614 303,873 $    820,521 $        516,648 $
2 Louisville-Jefferson County, KY-IN 1,295,890 - 161,852 161,852
3 Fort Wayne, IN
1
421,029 - 551,572 551,572
4 Evansville, IN-KY
2
362,879 2,005,806 1,486,128 (519,678)
5 Kalamazoo-Portage, MI 328,709 - 222,300 222,300
6 South Bend-Mishawaka, IN-MI 319,575 - 126,162 126,162
7 Lafayette, IN 205,437 - 66,889 66,889
8 Elkhart-Goshen, IN 199,018 - 47,500 47,500
9 Bloomington, IN 195,386 168,797 719,309 550,512
10 Terre Haute, IN 173,154 390,521 334,327 (56,194)
11 Jackson, MI 161,029 - 58,499 58,499
12 Niles-Benton Harbor, MI 156,446 - 70,572 70,572
13 Battle Creek, MI 135,490 - 71,885 71,885
14 Anderson, IN 131,051 87,040 57,962 (29,078)
15 Muncie, IN 118,162 286,508 173,670 (112,838)
16 Owensboro, KY 116,062 164,968 71,177 (93,791)
17 Adrian, MI 99,705 - 30,801 30,801
18 Danville, IL 81,789 212,935 160,250 (52,685)
19 Columbus, IN 77,943 - 319,008 319,008
20 Warsaw, IN 77,856 - 44,442 44,442
6,439,224 3,620,448 $ 5,594,826 $    1,974,378 $
Total Company deposits
2
6,359,393 $ 7,972,917
$
Percent of Deposits in Top 20 MSAs 57% 70%
NOTE 1: Proforma Total Using TOFC 2013 Summary of Deposit Totals
NOTE 2: 2004 Evansville MSA Deposits includes Brokered CDs, with no Brokered CDs in 2013

ONB Transformation to Higher Population Markets
40% increase in deposit-weighted
population due to new markets
since 2004
St. Joseph
Capital,
February
2007 –
South Bend
65 Charter
One branches
throughout
Indiana,
March 2009 -
Indianapolis
Monroe &
Integra Bank,
2011 -
Bloomington
IN Community
Bancorp,
September
2012 -
Columbus
24 New MI / IN
Branches,
July 2013 –
South Bend &
Kalamazoo

15 We are committed to the communities we serve In 2012 – • Our associates donated more than 93,000 volunteer hours • We gave more than $3 million in grants and sponsorships Community Brand

Strong Corporate Governance
Old National received an
Institutional Shareholder Services
QuickScore ranking of “1”
Only 3 of our peer banks received a “1” ranking
The average score of Old National peers was “5.4” and the median score of our peer group was “6.0”
Scores are based on a scale of 1 (lower governance risk) to 10 (higher governance risk)

We are devoted to ethics and corporate governance
Old National was the only US bank in
2012 and 2013 to be named to the list
of World’s Most Ethical Companies
Every associate participates in our
certified ethics program and training
On behalf of all Old National associates,
Chief Ethics Officer Dick Dubé received the
World’s Most Ethical Companies recognition
Strong Ethics

Old National has a strong associate culture
Associates report high level of commitment in annual survey
We are dedicated to talent development
We are committed to work-life balance
Investment in our Associates

19
Diversified Revenue

Net Interest
Income, 63%
Wealth
Management,
5%
Service
Charges, 10%
ATM Fees, 5%
Insurance, 8%
Change in IA, -
(2%)
Company-
owned Life
Insurance, 2%
Investment
Product Fees,
3%
Mortgage
Banking, 1%
Other Income,
5%
Revenue Mix
2013 YTD
$9
$11
$13
$10
$12
$16
$21
$22
$16
$18
$37
$37
$37
$28
$29
2010 2011 2012 3Q12 YTD 3Q13 YTD
Growing Fee Income
(in millions)
Investments Wealth Management Insurance

Low Risk Profile
A culture of transparency and accountability
Strong ethics and corporate governance
Disciplined credit process
Low risk balance sheet
Board of Directors support, provide oversight and appropriately challenge
Constructive regulatory relationships
Demonstrated ability to close and integrate acquisitions

Indiana’s Economic Achievements – 2013
“AAA” credit rating – Fitch, Moody’s and Standard and Poor
2
nd
most competitive state – Site Selection magazine
3
rd
best U.S. state for manufacturing jobs – CNBC
5
th
best state for business – CEO Magazine
8
th
fastest-growing state economy – USA Today
200 new manufacturing jobs created – Toyota Motor
Manufacturing Indiana, Inc.

22 Organic Growth Opportunities

Banking Markets at Old National
Northeast region includes Muncie, Anderson, Winchester and Richmond
Northwest region includes Terre Haute and Danville
North Central region includes Bloomington, Columbus and Seymour
Evansville, 36%
Jasper,
6%
Southern Illinois, 6%
Vincennes, 6%
North
Central,
7%
Northwest, 14%
Northeast, 11%
Western KY, 9%
Louisville, 0%
Indianapolis, 5%
PTPP Profitability YTD 3Q 2004
Evansville, 29%
Jasper, 5%
Southern Illinois, 6%
Vincennes, 4%
North Central, 15%
Northwest, 13%
Northeast, 7%
Northern, 1%
Western KY,
8%
Louisville, 4%
Indianapolis, 8%
PTPP Profitability YTD 3Q 2013
Evansville $71,088
Northwest 27,719
Northeast 21,190
Western KY 17,681
North Central 12,807
Top 5 Regions by  PTPP Profitability
($000s)
Evansville $57,004
North Central 30,321
Northwest 24,749
Indianapolis 16,743
Western KY 15,214
Top 5 Regions by PTPP Profitability
($000s)

Banking Markets at Old National
Northeast region includes Muncie, Anderson, Winchester and Richmond
Northwest region includes Terre Haute and Danville
North Central region includes Bloomington, Columbus and Seymour
2004 loans are YTD average balances through September, 2013 loans are average September balances
Evansville $1,891,000
Northwest 654,228
Northeast 615,793
South Central 493,969
Indianapolis 454,919
Top 5 Regions by Loans
($000s)
Evansville
$1,089,473
Northwest
593,742
North Central
523,941
Indianapolis
513,754
Western KY
341,487
Top 5 Regions by Loans
($000s)
2013 Loans
Evansville, 24%
Jasper, 5%
Southern
Illinois, 4%
Vincennes, 4%
North Central,
12%
Northwest, 12%
Northeast,
7%
Northern, 4%
Western KY, 8%
Louisville, 8%
Indianapolis,
12%
2004 Loans
Evansville, 36%
Jasper,
6%
Southern Illinois, 5%
Vincennes, 4%
North
Central,
7%
Northwest, 13%
Northeast, 12%
Western KY, 8%
Louisville, 0%
Indianapolis, 9%

Banking Markets at Old National
Northeast region includes Muncie, Anderson, Winchester and Richmond
Northwest region includes Terre Haute and Danville
North Central region includes Bloomington, Columbus and Seymour
2004 deposits are YTD average balances through September, 2013 deposits are average September balances
Evansville, 22%
Jasper, 5%
Southern
Illinois, 7%
Vincennes, 5%
North Central, 14%
Northwest, 12%
Northeast,
6%
Northern, 9%
Western KY,
7%
Louisville, 3%
Indianapolis, 10%
2013 Deposits
Evansville, 33%
Jasper, 7%
Southern
Illinois, 8%
Vincennes, 7%
North Central, 5%
Northwest, 14%
Northeast, 11%
Western KY, 12%
Indianpolis, 3%
2004 Deposits
Evansville, IN-KY $2,005,806
Terre Haute, IN 390,521
Jasper, IN 356,007
Indianapolis, IN 303,873
Muncie, IN 286,508
Top 5 MSAs by Deposits
($000s)
Evansville, IN-KY $1,649,256
Indianapolis, IN 593,742
Fort Wayne, IN 523,941
Bloomington, IN 513,754
Jasper, IN 341,487
Top 5 MSAs by Deposits
($000s)

26 Reduction in Funding Costs Excludes brokered CDs 1.99% 2.36% 3.12% 3.38% 2.04% 1.39% 1.07% 0.73% 0.54% 0.33% 2004 2005 2006 2007 2008 2009 2010 2011 2012 3Q2013 Cost of Interest-bearing Deposits

27 Loan Production $millions $201 $331 $280 $461 $238 $387 $253 $559 Indirect Consumer Direct Consumer Residential Mortgage Commercial YTD 9-30-12 YTD 9-30-13 +18.4% +16.9% (9.6%) +21.2%

Loan Spreads Loan spreads relative to internal funds transfer pricing 28 Total Commercial Real Estate Loans Total Commercial Loans

Investments Overview
Growth from differentiation
Our advisors
Tenure and low advisor turnover
Attractive, consistent payout grids
Focus on sales and service
Approach to business
Quality consultation provided to all clients
Flexible investment solutions for clients
Relationship with banking partners
Revenues shown directly on P&L
Mutual recognition in contributions and benefits

Investments Overview/Opportunities
Growth & Opportunities
27.4% growth from 3QYTD 2012
Household penetration of 5.47%
(3.5% LPL average)
Wallet share capture rate of 47%
(42% LPL average)
Fifth largest investment program in
the LPL network
$9.2
$11.1
$12.7
$9.5
$12.1
'10 '11 '12 3Q12
YTD
3Q13
YTD
Gross Revenue
(in millions)

P&C, 56%
Employee
Benefits, 18%
Third Part
Administration
Fees, 21%
Other, 5%
ONI Revenue
Insurance Overview
Old National Insurance is Indiana’s largest
independent retail insurance agency
Top 100 U.S. insurance broker
(70th largest)*
10th largest bank-affiliated
insurance brokerage in U.S.*
300 associates/over 70 sales
professionals
Insurance brokerage of choice for
many leading Midwest businesses
since 1860
* Business Insurance Top 100 Brokers Survey July 2013

Insurance Footprint
Lafayette
1 producer
Mishawaka
4 producers
Danville, IL
4 producers
Terre Haute
15 producers
Bloomington
2 producers
Princeton
1 producer
Evansville
15 producers
Owensboro, KY
1 producer
Jasper
1 producer
Indianapolis
17 producers
Muncie
1 producer
Ft. Wayne
17 producers

Growth & Opportunities
Producer recruitment and development
Build out ONI footprint
Continue to build on success of retail
Insurance production in bank channel
Targeted M&A and producer lift outs
ACA strategies
Strong Active Corporate Parent
Insurance Opportunities
$36.5
$37.0
$37.1
$27.6
$29.1
'10 '11 '12 3Q12
YTD
3Q13
YTD
Gross Revenue
(in millions)

ONI Footprint
Danville, IL
WM Office – 1 associate
Evansville
WM Hub – 65 associates
Indianapolis
WM Hub – 6 associates
Jasper
WM Office – 3 associates
Vincennes
WM Office – 1 associate
Muncie
WM Hub – 13 associates
Greencastle
WM Office – 1 associate
Terre Haute
WM Hub – 13 associates
Bloomington
WM Hub – 12 associates
Columbus
WM Hub – 6 associates
Wealth Management Footprint
Our Wealth Management team includes
6 CFAs 6 CFPs
5 JDs 8 CPAs
3 CFIRSs 4 CRSP/CISPs
6 CTFAs
Fort Wayne
Expanding with Tower Financial

Wealth Management Overview
Successful new partnerships
* Data as of June 30, 2013
Partnerships
Pre-
Conversion
No. of
Associates
Post -
Conversion
No. of
Associates
Pre-
Conversion
AUM
(Million)
Post-
Conversion
AUM*
(Million)
Overall
Client
Retention*
Monroe 18 12 $336 $400 89%
Indiana
Bank &
Trust
6.5 6 $273 $297 91%
Integra
(entire officer
team left prior to
purchase)
10.5 6 $286 $308 72%
$2.7
$2.9
$3.6
$4.2
$4.8
$5.2
2008 2009 2010 2011 2012 3Q2013
YTD
Assets Under Management
(in billions)

Growth & Opportunities
Key existing relationships
Experienced advisors with strong tenure
New business with new partners
Metro markets and Northern Region
Leverage hub structure to reach new markets
Relationships with Commercial Banking
Partners
Wealth Management Opportunities
$16.1
$20.5
$21.5
$16.1
$17.6
'10 '11 '12 3Q12
YTD
3Q13
YTD
Gross Revenue
(in millions)

37 Enterprise Risk Management

Enterprise Risk Objectives
Appropriate
governance
and risk
organizational
structures
Independence
and stature of
the risk function
within the
organization
Expertise and
talent of key risk
management and
independent
review
Clarity and
effectiveness of
risk appetite
statements,
tolerances and
limits
Enterprise risk
management,
capital/liquidity
planning, and stress
testing are viewed as
interdependent
disciplines

39 ONB’S Key ERM Initiatives

Low Risk Balance Sheet
Credit Risk
Management
Credit culture
established at the top
of the organization
Well-defined,
centralized credit
polices
Relationship manager
and credit partner
accountability
Allowance For Loan and Lease Loss/Loan Mark Summary
At September 30, 2013
ONB Legacy Monroe Integra IN Community Total
Allowance for Loan Losses (ALLL)
$39.2 $3.0 $5.1 $0.0 $47.3
Loan Mark
$0.0 $12.8 $106.5 $45.6 $164.9
Total ALLL/Mark
$39.2 $15.8 $111.6 $45.6 $212.2
Pre-Mark Loan Balance
$4,245.9 $264.0 $386.3 $349.1 $5,245.3
ALLL/Pre-Mark Loan Balance
0.92% 1.15% 1.32% N/A 0.90%
Mark/Pre-Mark Loan Balance
N/A 4.85% 27.57% 13.07% 3.14%
Combined ALLL & Mark/Pre-Mark Loan
Balance
0.92% 6.01% 28.89% 13.07% 4.05%
1
Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage
1

Including covered assets
Low Risk Balance Sheet
Acquired
Monroe
Acquired
Monroe
Acquired
Integra
Acquired
IBT
Acquired
IN / MI
Branches
Acquired
Integra
Acquired
IBT
Acquired
IN / MI
Branches
1.01%
1.69%
4.11%
3.62%
1.98%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
Underperforming Assets/Total Assets
1.83%
2.90%
6.67%
5.64%
3.20%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
NPLs/End of Period Loans

Executing within the Basic Bank Strategy
ONB’s Credit Culture
Conservative, consistent, and common sense based
Understanding of risk appetite
Shared responsibility and accountability
Identify, mitigate, ongoing
Collaborative partnership
Skin in the game
Relationship-based business model
Culture, size, capabilities
Credit and Sales
Competitive Advantage
Risk Management

Low Risk Balance Sheet
Liquidity
69.41%
68.71%
69.38%
72.17%
68.71%
3Q12 4Q12 1Q13 2Q13 3Q13
Loans/Deposits

Unencumbered high quality investment
securities portfolio and residential loan
portfolio
Predictable regular significant cash flows of
approximately $50MM - $65MM per month
from the securities portfolio and residential
loans
Moody's Investor Service's outlook remains
stable, with a Long Term Rating of A2
Strong balance sheet liquidity

____ __ ____  _____ ____ ______
_____ _____
____ _____
_____ _____
____ _____
Click to edit Master text styles
Second level
Third level
Fourth level
Fifth level
Low Risk Balance Sheet
Interest Rate
Risk Management

0.46%
0.08%
3.36%
5.18%
2.55%
6.00%
4.00%
2.00%
0.00%
3Q12 4Q12 1Q13 2Q13 3Q13
Year 1 & 2 NII Up 200
-
-
-
-
-
-
-
1.13%
1.45%
1.26%
1.67%
1.68%
1.00%
1.25%
1.50%
1.75%
2.00%
3Q12 4Q12 1Q13 2Q13 3Q13
Year 1 & 2 NII Forward Curve
Robust modeling and active balance
sheet management
Third party model validation and
deposit duration studies
Strong governance and oversight

Low Risk Balance Sheet
Capital Management
12.4%
13.1%
13.6%
13.9%
13.7%
11.8%
11.6%
11.7%
11.6%
11.7%
10%
11%
12%
13%
14%
15%
3Q12 4Q12 1Q13 2Q13 3Q13
ONB Peer Group Average
9.1%
9.0%
9.0%
8.7%
8.4%
8.4%
8.2%
8.3%
8.1% 8.2%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
3Q12 4Q12 1Q13 2Q13 3Q13
Tangible Common Equity/Tangible Assets
ONB Peer Group Average
8.8%
8.5%
8.7%
8.8% 8.8%
9.2%
9.3%
9.1%
9.2% 9.2%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
3Q12 4Q12 1Q13 2Q13 3Q13
Tier 1 Leverage Ratio
ONB Peer Group Average
Tier 1 Common (excl TruPs)/Risk Adjusted Assets

Active capital management
Significant capital generation
Stress testing annually for internal
purposes
Organic Growth Acquisitions Dividends Buybacks

Ongoing Efficiency Efforts 46

Old National IT
The IT focus areas of the past two years have been:
Regulations (BSA/AML)
Acquisitions
Strengthen the Foundation (Infrastructure)
Today, the focus is transforming:
Regulations – more of the same (CFPB)
Acquisitions – continued appetite
Shift the focus towards value added applications
In flight projects:
Teller system replacement (2Q14)
Branch sales portal (4Q14)
Mobile Banking (being deployed)
Enterprise imaging and workflow with a focus on lending

Old National IT
Core IT Strategies
Reduce complexity – consolidate systems by expanding relationships with fewer vendors (reduces the “knifing” required)
Outsourcing (systems and processes) – focus on what will drive competitive advantage
Remove paper and “wait states”
Move towards an expense oriented, “pay by the drink” model where possible
Develop new competencies and move away from a “Jack of all trades”
environment
Transition towards “What will be required as we continue to grow?”

Initiative
Strategic sourcing
Vendor management
Contract management
Purchasing and logistics
Mission
Aggregated buying power
Vendor competition
Vendor consolidation
Mutually beneficial partnerships
Procurement Initiatives
Expansion of purchasing department to an enterprise wide procurement services operation including:
Identify and execute expense savings opportunities while building a service organization available to ONB business units across the enterprise focused on:

Procurement Initiatives
Objective
Reduce expenses and facilitate ongoing expense controls, prudent spend decisions, vendor selection and risk management activities that are sustainable quantifiable and repeatable for the long term
Results/Status
Expense reduction through vendor consolidation
Expense reduction through competitive bid leverage
Expense reduction through vendor management & negotiation
Expense reduction achieved in areas including but not limited to:
Next Steps
Sustain and refine processes
Maintain improved vendor results achieved to date
Investigate additional vendor categories for improvement

Processing services contracts
IT and Telecom infrastructure contracts
Facilities management & maintenance services

Branch Optimization
Returned to
community
bank model
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Acquired St.
Joseph Capital –
entry into
Northern IN
market February,
2007
Acquired 65
Charter One
branches
throughout
Indiana   March,
2009
Acquired IN
Community –
Entry into
Columbus, IN
September, 2012
FDIC-assisted
acquisition of
Integra Bank
July, 2011
Sold non-
strategic
market –
Chicago-area -
4 branches
Consolidation of
21 branches
Acquired 24
MI / NI branches
July, 2013
Consolidation of 2
branches
Consolidation of 8
branches
Consolidation of 1
branch
Consolidation of
10 branches
Consolidation of
12 branches
Consolidation of
44 branches
Consolidation of 5
branches
Sold  9
branches  + 3
Pending
Consolidation of
18 branches + 4
Pending
175 Purchased + 7 Pending 19 Sold + 3 Pending 121 Consolidations + 4 Pending
Pending
acquisition of
Tower Financial

Sold non-strategic
market –
Clarksville, TN – 5
branches
Acquired Monroe
Bancorp – Enhanced
Bloomington, IN
presence January,
2011
Sold non-strategic
market – O’Fallon,
IL – 1 branch

Assets In Millions
FTE and Asset Change
21% increase in total assets and a 5.5%
decrease in staff since 2009
Michigan market expansion in 2013
added 158 FTE
Staff additions in Michigan, Insurance
Producers, Wealth Management,
Risk/Compliance and IT functions
Total branches increased from 172 in
Q4 2009 to 176 Q3 2013

$8,005
$9,652
2,812
2,658
$6,000
$7,000
$8,000
$9,000
$10,000
2,000
2,200
2,400
2,600
2,800
3,000
4Q09 4Q10 4Q11 4Q12 1Q13 2Q13 3Q13
Period-End Total Assets FTE

Efficiency Ratio
Leveraged support functions with
acquisitions
Consolidated and sold branches
Focused procurement efforts have
generated additional savings
Process improvements in client contact and
support areas
Staff additions in Michigan, Insurance
producers, Wealth Management,
risk/compliance and IT functions

(1) Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions.
This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.
(2) 2013 Peer average from SNL listed analyst estimates
80.5%
79.3%
73.8%
71.8%
69.3%
59.9%
59.8%
60.4%
61.6%
63.7%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
2009 2010 2011 2012 2013YTD
Revenue Expense Effiency Ratio Peer Average

54

Disciplined M&A Process
Significant time commitment from CEO
Oversight from board Finance and Corporate Development
Committee
Must be accretive in the first 12 to 18 months and
meet/exceed IRR hurdles without revenue synergies
Shifting to higher-growth markets from lower-growth markets

“Dating”
Strategic &
Cultural
Alignment
Credit Due
Diligence
Due Diligence
Board
Approval
Negotiate &
Close
Integration
Review &
Assess

Collaborative and Disciplined Integration Process
Special attention is given to cultural integration
and client retention
Teams include:
Full-time Project Management Office leads integration
Experienced Old National “ambassadors” work closely
with the integrating banking centers before, during and
after conversion
Call Center / Online Banking IT
Cash Management Loan Operations
Client Retention Marketing & Communication
Conversion Mortgage
Credit Product Mapping
Cultural Integration Retail Administration
Deposit Operations Risk / Compliance
Facilities Training
Finance & Accounting Wealth Management
Human Resources Investments/Insurance

20 integration teams made up of associates from
both companies develop the detailed plans
needed for a smooth transition

Recent Successful Partnerships
St. Joseph Capital – February 2007
2 branches
Charter One – March 2009
65 branches
Monroe Bancorp – January 2011
15 branches
Integra Bank Trust – June 2011
Integra Bank – July 2011
52 branches (FDIC assisted)
Indiana Community Bancorp – September 2012
17 branches
Bank of America N IN/SW MI Branches – July 2013
24 branches
Tower Financial Corporation – Pending
7 branches

North Central Region (Bloomington and Columbus, IN)
Old National Bank was recently recognized as the 2013 Large
Business of the Year at the annual meeting of the Greater Bloomington
Chamber of Commerce
Results for the nine-months ended September 30, 2013 are well in excess of expectations and compare favorably to pre-merger
production:
Commercial loans - $67.3 million
Consumer loans - $51.3 million
Investment product fees - $958,000
New trust fees generated - $372,000
Continuation of 1 + 1 = 3

59

We annually survey all associates to determine the extent that the value, enjoy and believe in what they do Employee Engagement 60

Talent Management Strategy
Our people are our greatest asset.
Our talent management strategy enables us to:
Attract the best people to our company
and culture.
Retain associates and their valuable
knowledge and client relationships.
Develop associates through robust
training and leadership programs.
Utilize talent in new ways and places as
we grow the company

Stage-based Associate Education and Training
“I believe that the right way to change a culture and improve performance is through associates.”
Bob Jones, CEO, Old National Bancorp
Career Track
A nine-month
professional
development program
for entry level
associates.
Fast Track
A 12-month
managerial
development program.
Summits/Forums
Training and
leadership events for
managers, lenders and
producers focus on
peer coaching
and personal
development.

Commitment to Leadership Development
“Strong, effective leadership demands personal integrity and the selfless desire to motivate and make a difference in the lives of others.”
Larry Dunigan, Chair, Old National Bancorp Board
Emerging Leaders
Development program
for associates to
enhance leadership
through mentoring
relationship with senior
manager
Executive Program
The Old National
University Partner
Program is
customized for high
potential leaders
Leadership Academy
This program is
designed to encourage
associates at all levels
to improve leadership
competencies

DRIVE
This program focuses
on the development,
retention, motivation
and promotion of a
multicultural group of
associates
Commitment to a Diverse Workforce
“An inclusive culture is a environment that embraces the strengths of our differences, supports involvement and provides everyone with equal access to opportunities and information.”
Kathy Schoettlin, Chief Community Relations
& Social Responsibility Officer
Other initiatives include
Diversity and Inclusion added to corporate
values
Executive Inclusion Council
Diversity and Inclusion training and education
Dignity and Respect Campaign
Military and Veterans Resource Group
Supplier Diversity Program

65

Transparency
– we tell it like it is
Consistency
– no surprises/overnight changes to our
strategy
Long-term view
– make strategic decisions that not only
benefit our shareholders now, but into the future
Availability
– we’ll always be available for your questions
Our Commitment to You

Thank you for your participation and interest in Old National Bancorp. 67

Old National Investor Relations Contact
Additional information can be found on the
Investor Relations web pages at
www.oldnational.com
Investor inquiries:
Lynell J. Walton, CPA
SVP – Director of Investor Relations
812-464-1366
lynell.walton@oldnational.com